Exhibit 10.3

SIXTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of September 14, 2016 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).
W I T N E S S E T H:
WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016, and that certain Fifth Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 22, 2016 (as so amended, the “Lease”);
WHEREAS, pursuant to the Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) having an address at 3747 Express Drive, Holbrook, Arizona 86205 and further described on Exhibit A-38 to the Lease (the “Holbrook Property”);
WHEREAS, Landlord has acquired certain vacant land located adjacent to the Holbrook Property and Landlord and Tenant desire to amend the Lease to include such vacant land as part of the Holbrook Property; and
WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:
1.    Minimum Rent. The defined term “Minimum Rent” set forth in Section 1.68 of the Lease is hereby deleted in its entirety and replaced with the following:
“Minimum Rent” shall mean Forty-Seven Million One Hundred Ninety-Eight Thousand Two Hundred Twenty and 45/100ths Dollars ($47,198,220.45), subject to adjustment as provided in Section 3.1.1(b).

2.    Exhibit A. Exhibit A to the Lease is hereby amended by deleting Exhibit A-38 therefrom in its entirety and replacing it with Exhibit A-38 attached to this Amendment.
3.    Ratification. As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.
4.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Sixth Amendment to Amended and Restated Lease Agreement No. 4]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”). Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBIT A-38

3747 Express Drive
Holbrook, AZ 86025

(See attached copy.)

Parcel A:
THAT PART OF THE NORTH ONE-HALF OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHWEST SECTION CORNER OF SAID SECTION 3;
THENCE SOUTH TO THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 40, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 365.10 FEET;
THENCE ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 377.46 FEET, A CENTRAL ANGLE OF 26 DEGREES, 55 MINUTES 21 SECONDS, A CHORD BEARING OF SOUTH 68 DEGREES 20 MINUTES 43 SECONDS EAST, AND A CHORD DISTANCE OF 175.74 FEET, A DISTANCE OF 177.36 FEET;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 237.70 FEET;
THENCE ALONG SAID RIGHT-OF-WAY AND A CURVE TO THE LEFT, HAVING A RADIUS OF 577.78 FEET, A CENTRAL ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS, A CHORD BEARING OF SOUTH 60 DEGREES 53 MINUTES 27 SECONDS EAST AND A CHORD DISTANCE OF 120.61 FEET, A DISTANCE OF 120.83 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 02 DEGREES 01 MINUTES 07 SECONDS WEST A DISTANCE OF 828.41 FEET;
THENCE SOUTH 87 DEGREES 59 MINUTES 06 SECONDS EAST A DISTANCE OF 1347.77 FEET;
THENCE NORTH 05 DEGREES 06 MINUTES 40 SECONDS EAST A DISTANCE OF 878.07 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 40;
THENCE SOUTH 86 DEGREES 00 MINUTES 01 SECONDS WEST ALONG SAID RIGHT-OF-WAY LINE A DISTANCE 253.64 FEET;
THENCE SOUTH 77 DEGREES 27 MINUTES 53 SECONDS WEST ALONG SAID RIGHT-OF-WAY A DISTANCE OF 461.40 FEET;
THENCE NORTH 81 DEGREES 53 MINUTES 44 SECONDS WEST ALONG SAID RIGHT-OF-WAY A DISTANCE OF 552.67 FEET;

THENCE ALONG SAID RIGHT-OF-WAY LINE AND ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 577.78 FEET, A CENTRAL ANGLE OF 15 DEGREES 00 MINUTES 55 SECONDS, A CHORD BEARING OF NORTH 74 DEGREES 23 MINUTES 22 SECONDS WEST AND A CHORD LENGTH OF 150.98 FEET; A DISTANCE OF 151.42 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPT ALL OIL, GAS, COAL AND MINERAL AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322.
PARCEL NO. 1:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA.
THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 316.28 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND THEN A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 272.24 FEET AND THROUGH A DELTA ANGLE OF 26 DEGREES 59 MINUTES 49 SECONDS;
THENCE SOUTH 81 DEGREES 53 MINUTES 44 SECONDS EAST A DISTANCE OF 552.67 FEET;
THENCE NORTH 77 DEGREES 27 MINUTES 53 SECONDS EAST A DISTANCE OF 461.40 FEET;
THENCE NORTH 86 DEGREES 00 MINUTES 01 SECONDS EAST A DISTANCE OF 253.64 FEET TO THE POINT OF BEGINNING.
THENCE SOUTH 05 DEGREES 06 MINUTES 40 SECONDS WEST A DISTANCE OF 398.07 FEET;

THENCE SOUTH 87 DEGREES 59 MINUTES 00 SECONDS EAST A DISTANCE OF 1303.39 FEET;
THENCE NORTH 05 DEGREES 43 MINUTES 20 SECONDS EAST A DISTANCE OF 330.93 FEET;
THENCE NORTH 84 DEGREES 51 MINUTES 23 SECONDS WEST A DISTANCE OF 1280.31 FEET;
THENCE SOUTH 86 DEGREES 00 MINUTES 01 SECONDS WEST A DISTANCE OF 25.02 FEET TO THE POINT OF BEGINNING.
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
EXCEPT THE EAST 680.00 FEET THEREOF.
PARCEL NO. 2:
THE EAST 680.00 FEET OF THE FOLLOWING DESCRIBED PROPERTY;
COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA.
THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 316.28 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND THEN A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST, A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 272.24 FEET AND THROUGH A DELTA ANGLE OF 26 DEGREES 59 MINUTES 49 SECONDS;
THENCE SOUTH 81 DEGREES 53 MINUTES 44 SECONDS EAST A DISTANCE OF 552.67 FEET;

THENCE NORTH 77 DEGREES 27 MINUTES 53 SECONDS EAST A DISTANCE OF 461.40 FEET;
THENCE NORTH 86 DEGREES 00 MINUTES 01 SECONDS EAST A DISTANCE OF 253.64 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 05 DEGREES 06 MINUTES 40 SECONDS WEST, A DISTANCE OF 398.07 FEET;
THENCE SOUTH 87 DEGREES 59 MINUTES 06 SECONDS EAST A DISTANCE OF 1303.39 FEET;
THENCE NORTH 05 DEGREES 43 MINUTES 20 SECONDS EAST A DISTANCE OF 330.93 FEET;
THENCE NORTH 84 DEGREES 51 MINUTES 23 SECONDS WEST A DISTANCE OF 1280.31 FEET;
THENCE SOUTH 86 DEGREES 00 MINUTES 01 SECONDS WEST A DISTANCE OF 25.02 FEET TO THE POINT OF BEGINNING.
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
PARCEL NO. 3:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA;
THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 316.28 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND THEN A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;

THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 120.83 FEET AND THROUGH A DELTA ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS;
THENCE SOUTH 02 DEGREES 01 MINUTES 07 SECONDS EAST A DISTANCE OF 828.42 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 87 DEGREES 59 MINUTES 06 SECONDS EAST A DISTANCE OF 1,347.77 FEET TO THE SOUTHEAST CORNER OF THAT CERTAIN PARCEL DESCRIBED IN DEED RECORDED ON NOVEMBER 21, 1991 IN DOCKET 1057, PAGE 23;
THENCE NORTH 05 DEGREES 06 MINUTES 40 SECONDS EAST A DISTANCE OF 480.00 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL DESCRIBED IN DEED RECORDED ON JULY 15, 1992 IN DOCKET 1087, PAGE 191;
THENCE SOUTH 87 DEGREES 59 MINUTES 06 SECONDS EAST, A DISTANCE OF 1,303.39 FEET TO THE EAST LINE OF THAT CERTAIN PARCEL DESCRIBED IN DEED RECORDED ON NOVEMBER 21, 1991 IN DOCKET 1057, PAGE 21;
THENCE SOUTH 05 DEGREES 43 MINUTES 50 SECONDS WEST A DISTANCE OF 530.40 FEET TO THE SOUTHEAST CORNER OF THAT CERTAIN PARCEL DESCRIBED IN DEED RECORDED ON NOVEMBER 21, 1991 IN DOCKET 1057, PAGE 21;
THENCE SOUTH 81 DEGREES 55 MINUTES 50 SECONDS WEST A DISTANCE OF 1,365.84 FEET TO THE POINT OF BEGINNING OF A CURVE CONCAVE TO THE NORTH WITH A RADIUS OF 5,250.00 FEET;
THENCE WESTERLY ALONG SAID CURVE A DISTANCE OF 980.39 FEET AND THROUGH A DELTA ANGLE OF 10 DEGREES 41 MINUTES 58 SECONDS;
THENCE NORTH 87 DEGREES 22 MINUTES 12 SECONDS WEST A DISTANCE OF 322.47 FEET;
THENCE NORTH 02 DEGREES 01 MINUTES 06 SECONDS EAST A DISTANCE OF 366.50 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM ANY PORTION DEEDED TO THE STATE OF ARIZONA IN INSTRUMENT RECORDED ON JULY 1, 1977 IN DOCKET 492, PAGE 66.
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
PARCEL NO. 4:
THE NORTH 406.24 FEET OF THE FOLLOWING DESCRIBED PROPERTY;

COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA;
THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST, A DISTANCE OF 316.28 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND WITH A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 120.83 FEET AND THROUGH A DELTA ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS;
THENCE SOUTH 02 DEGREES 01 MINUTES 06 SECONDS WEST A DISTANCE OF 492.72 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 02 DEGREES 01 MINUTES 06 SECONDS WEST A DISTANCE OF 702.13 FEET;
THENCE NORTH 87 DEGREES 59 MINUTES 06 SECONDS WEST A DISTANCE OF 733.33 FEET;
THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 694.69 FEET;
THENCE SOUTH 87 DEGREES 59 MINUTES 00 SECONDS EAST A DISTANCE OF 757.75 FEET TO THE POINT OF BEGINNING.
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
PARCEL NO. 5:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA;

THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 48.82 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 316.28 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND THEN A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 120.83 FEET AND THROUGH A DELTA ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS;
THENCE SOUTH 02 DEGREES 01 MINUTES 06 SECONDS WEST A DISTANCE OF 492.72 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN PARCEL DESCRIBED IN DEED RECORDED ON JULY 15, 1992 IN DOCKET 1087, PAGE 183;
THENCE NORTH 87 DEGREES 59 MINUTES 06 SECONDS WEST A DISTANCE OF 757.75 FEET TO THE WEST LINE OF THAT CERTAIN PARCEL, DESCRIBED IN DEED RECORDED ON JULY 15, 1992 IN DOCKET 1087, PAGE 177;
THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 781.08 FEET TO THE TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM ANY PORTION DEEDED TO THE STATE OF ARIZONA IN INSTRUMENT RECORDED ON JULY 1, 1977 IN DOCKET 492, PAGE 66.
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
PARCEL NO. 6:
COMMENCING AT THE NORTHWEST CORNER OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 20 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, NAVAJO COUNTY, ARIZONA;
THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET;

THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST, A DISTANCE OF 316.28 FEET TO THE SOUTHWEST OF A CURVE CONCAVE TO THE SOUTHWEST WITH A RADIUS OF 377.46 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE, A DISTANCE OF 177.36 FEET AND WITH A DELTA ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS;
THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST A DISTANCE OF 237.70 FEET TO THE BEGINNING OF A CURVE CONCAVE TO THE NORTHEAST WITH A RADIUS OF 577.78 FEET;
THENCE SOUTHEASTERLY ALONG SAID CURVE A DISTANCE OF 120.83 FEET AND THROUGH A DELTA ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS;
THENCE SOUTH 02 DEGREES 01 MINUTES 06 SECONDS WEST A DISTANCE OF 492.72 FEET TO THE POINT OF BEGINNING;
THENCE SOUTH 02 DEGREES 01 MINUTES 06 SECONDS WEST A DISTANCE OF 702.13 FEET;
THENCE NORTH 87 DEGREES 59 MINUTES 06 SECONDS WEST A DISTANCE OF 733.33 FEET;
THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 694.69 FEET;
THENCE SOUTH 87 DEGREES 59 MINUTES 00 SECONDS EAST A DISTANCE OF 757.75 FEET TO THE POINT OF BEGINNING.
EXCEPT THE NORTH 406.24 FEET THEREOF:
EXCEPT ALL OIL, GAS, COAL AND MINERALS AS RESERVED IN BOOK 31 OF DEEDS, PAGE 322, RECORDS OF NAVAJO COUNTY, ARIZONA.
Parcels 1 through 6 collectively also described as:
SITUATED IN THE CITY OF HOLBROOK, COUNTY OF NAVAJO, STATE OF ARIZONA, BEING A PORTION OF THE NORTH HALF OF SECTION 3, TOWNSHIP 17 NORTH, RANGE 30 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, AND BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT A FOUND U.S. G.L.O. BRASS CAP STAMPED "1944" AT THE NORTHWEST CORNER OF SAID SECTION 3;

THENCE SOUTH 01 DEGREES 36 MINUTES 30 SECONDS WEST, ALONG THE WESTERLY LINE OF SAID SECTION 3, A DISTANCE OF 812.40 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16097" ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40;
THENCE SOUTH 82 DEGREES 51 MINUTES 08 SECONDS EAST, LEAVING SAID WESTERLY LINE OF SECTION 3 ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40, A DISTANCE OF 48.82 FEET TO THE TRUE POINT OF BEGINNING;
THENCE SOUTH 82 DEGREES 51 MINUTES 08 SECONDS EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40, A DISTANCE OF 125.39 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16165";
THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40 THE FOLLOWING COURSES AND DISTANCES:
1. THENCE SOUTH 81 DEGREES 53 MINUTES 42 SECONDS EAST, A DISTANCE OF 213.59 FEET TO A FOUND A.D.O.T. BRASS CAP AND THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 377.46 FEET;
2. THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 26 DEGREES 55 MINUTES 21 SECONDS, AN ARC LENGTH OF 177.36 FEET (CHORD: SOUTH 68 DEGREES 20 MINUTES 43 SECONDS EAST - 175.74 FEET) TO A FOUND A.D.O.T. BRASS CAP;
3. THENCE SOUTH 54 DEGREES 53 MINUTES 42 SECONDS EAST, A DISTANCE OF 237.70 FEET TO A FOUND A.D.O.T. BRASS CAP AND THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 577.78 FEET;
4. THENCE ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 11 DEGREES 58 MINUTES 54 SECONDS, AN ARC LENGTH OF 120.83 FEET (CHORD: SOUTH 60 DEGREES 53 MINUTES 27 SECONDS EAST - 120.61 FEET) TO A FOUND CAPPED 1/2" REBAR STAMPED "15328";
THENCE LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40 THE FOLLOWING COURSES AND DISTANCES:
1. THENCE SOUTH 02 DEGREES 01 MINUTES 07 SECONDS WEST, A DISTANCE OF 828.41 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "15328";
2. THENCE SOUTH 87 DEGREES 59 MINUTES 06 SECONDS EAST, A DISTANCE OF 1347.77 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "15328";

3. THENCE NORTH 05 DEGREES 06 MINUTES 40 SECONDS EAST, A DISTANCE OF 878.07 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16097" ON SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40;
THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40 THE FOLLOWING COURSES AND DISTANCES:
1. THENCE NORTH 86 DEGREES 00 MINUTES 01 SECONDS EAST, A DISTANCE OF 25.02 FEET TO A FOUND A.D.O.T. BRASS CAP;
2. THENCE SOUTH 84 DEGREES 51 MINUTES 23 SECONDS EAST, A DISTANCE OF 1280.31 FEET TO A FOUND A.D.O.T. BRASS CAP;
THENCE SOUTH 05 DEGREES 43 MINUTES 20 SECONDS WEST, LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY 40, A DISTANCE OF 861.33 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16097" ON THE NORTHERLY RIGHT-OF-WAY LINE OF THE SANTE FE RAILROAD;
THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF THE SANTE FE RAILROAD, THE FOLLOWING COURSES AND DISTANCES:
1. THENCE SOUTH 81 DEGREES 55 MINUTES 50 SECONDS WEST, A DISTANCE OF 1365.84 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16097" AND THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 5,250.00 FEET;
2. THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10 DEGREES 41 MINUTES 58 SECONDS, AN ARC LENGTH OF 980.39 FEET (CHORD: SOUTH 87 DEGREES 16 MINUTES 49 SECONDS WEST - 978.96 FEET) TO A FOUND CAPPED 1/2" REBAR STAMPED "16097" AND A POINT OF TANGENCY;
3. THENCE NORTH 87 DEGREES 22 MINUTES 12 SECONDS WEST, A DISTANCE OF 322.47 FEET TO A FOUND CAPPED 1/2" REBAR STAMPED "16097";
4. THENCE NORTH 87 DEGREES 59 MINUTES 06 SECONDS WEST, A DISTANCE OF 798.78 FEET TO A POINT;
THENCE NORTH 01 DEGREES 36 MINUTES 30 SECONDS EAST, ALONG A LINE PARALLEL WITH SAID WESTERLY LINE OF SECTION 3, A DISTANCE OF 1,472.59 FEET TO THE TRUE POINT OF BEGINNING AND CONTAINING 66.460 ACRES (2,894,977 SQUARE FEET) OF LAND MORE OR LESS.